Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces VW Credit, Inc. Has Joined Existing Syndicated Credit Facility

HOUSTON, Dec. 13, 2012 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, announced today that VW Credit, Inc. has signed on as a partner to its existing $1.35 billion revolving credit facility that expires in June 2016.

The lenders in the syndicated facility now consist of five captive finance companies – Toyota Motor Credit Corporation; BMW Financial Services NA, LLC; Mercedes-Benz Financial Service USA LLC; Nissan Motor Acceptance Corporation and VW Credit, Inc. – and 17 commercial banks. The commercial banks are JPMorgan Chase Bank, N.A.; Bank of America, N.A.; Comerica Bank; U.S. Bank, N.A.; Wells Fargo Bank, N.A.; Capital One, N.A.; Compass Bank; Key Bank National Association; Mass Mutual Asset Finance; Bank of the West; Flagstar Bank; Amegy Bank, N.A.; Barclays Bank PLC; Motors Insurance Corporation; Sovereign Bank; BOKF, NA dba Bank of Oklahoma and Amarillo National Bank.

“We are pleased that VW Credit has joined our existing finance partners in support of our floorplan and acquisition syndicated credit facility,” said John C. Rickel, Group 1’s senior vice president and chief financial officer. “This addition reflects Group 1’s growing relationship with Volkswagen, which has expanded to represent more than eight percent of our new vehicle unit sales. We look forward to working with VW Credit, as well as all of our financial partners in the coming years.”

About Group 1 Automotive, Inc.
Group 1 owns and operates 120 automotive dealerships, 157 franchises, and 31 collision centers in the United States and the United Kingdom that offer 32 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor Contacts:
Kim Paper Canning
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | kpaper@group1auto.com

Media Contacts:
Pete DeLongchamps
V.P. Financial Services and Manufacturer Relations
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com